Convertible Promissory Note	12 Months Ended
Dec. 31, 2018
Convertible Promissory Note [Abstract]
Convertible Promissory Note

20. Convertible Promissory Note

On February 16, 2017, the Company issued convertible promissory note (“the Note”) in the aggregated principal amount of US$48,000 (RMB312,624 equivalent) to one of its existing convertible redeemable preferred shareholder with compounding interest at 15% per annum, maturing 90 days after the issuance date. Pursuant to the Note agreements, the holders of the Note may (i) convert the outstanding principal and accrued interest of the Note into the most recent round of equity security at a conversion price equal to 97% of the per share price paid by the investors in the event that the Company issues and sells equity security to investors on or before the date of the repayment in full of this Note in an equity financing resulting in gross proceeds to the Company of at least US$100,000 (“Qualified Financing”), however, the Company and the Note holder both agreed that the 3% discount on the price shall not be applicable to the Series C Convertible Redeemable Preferred Shares (“Series C Preferred Shares”), or (ii) convert the outstanding principal and accrued interest of the Note into Series B Convertible Redeemable Preferred Shares (“Series B Preferred Shares”) of the Company at a conversion price of US$2.751 per share if no Qualified Financing occurred before prior to the maturity date. The Company may elect to repay the accrued interests in cash under either way. The issuance cost for the Note was immaterial. On May 17, 2017, the Note was fully repaid in cash together with the accrued interest of US$1,800 (RMB12,389 equivalent).